Waddell & Reed Advisors Funds

Supplement dated April 1, 2015 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 30, 2015

The following replaces the first bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors” section on page 55:

■

Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed

The following replaces the sixth bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors” section on page 55:

■	Shareholders investing through certain investment advisers and broker-dealers in advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

The last bullet point of the “Your Account — Choosing a Share Class — Class C Shares” section on page 57 is deleted in its entirety.

Supplement	Prospectus	1